UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 12, 2020
______________________
RealPage, Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Lakeside Boulevard			75082-4305
Richardson	,	Texas
(Address of principal executive offices)			(Zip Code)
(972) 820-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Material Compensatory Plan, Contract or Arrangement
2020 Management Incentive Plan

On March 12, 2020, the Compensation Committee of the Board of Directors of RealPage, Inc. approved the 2020 Management Incentive Plan (“2020 MIP”). Our named executive officers participate in the 2020 MIP. The structure of the 2020 MIP and the performance metrics thereunder are similar to our prior management incentive plans, including the 2019 Management Incentive Plan previously disclosed in our SEC filings. The performance metrics for the 2020 MIP include corporate organic revenue and adjusted EBITDA targets, and individual performance ratings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

10.1	Form of 2020 Management Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

	By:	/s/ Stephen T. Winn
Stephen T. Winn
Chief Executive Officer, President and Chairman

Date: March 18, 2020